UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

August 9, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2006. The net asset value at that date was $19.09 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $17.36. The total return, including income, for Cohen & Steers Total Return Realty Fund and the comparative benchmarks were:

Six Months Ended 06/30/06
Cohen & Steers Total Return Realty Fund at Market Value[a]	–2.90%
Cohen & Steers Total Return Realty Fund at Net Asset Value[a]	9.86%
FTSE and NAREIT Equity REIT Index[b]	12.90%
S&P 500 Index[b]	2.71%
Blend—80% NAREIT Equity REIT Index, 20% Merrill Lynch REIT Preferred Index[b]	10.62%

Three monthly dividends of $0.11 per common share were declared and will be paid to common shareholders on July 31, 2006, August 31, 2006 and September 29, 2006.c

Investment Review

Strong fundamentals propelled real estate stocks to new highs in the first quarter, easily outpacing the broader markets. When concerns about inflation, Fed tightening and potentially slower economic growth spooked investors across markets, REITs also retrenched briefly. By June 30, however, the continued drumbeat of positive a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE and NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

developments in fundamentals for U.S. real estate drove U.S. REIT stocks back to within a couple of percentage points of their first-quarter closing levels.

We believe the broader stock market has been concerned that accelerating inflationary pressures would necessitate more Federal Reserve monetary tightening than previously expected, increasing the possibility of slower economic growth—a condition we have been forecasting for some time. Interestingly, while a slowdown in economic growth and higher inflation are generally viewed as negatives for stock returns, we believe the current real estate recovery should progress quite nicely. Ongoing demand for real estate in an environment of moderate economic growth should, in our view, continue to outstrip the historically modest levels of new supply. In the past, inflation, an unequivocal negative for financial assets, has been a net positive for real property, and therefore REITs, relative to most other financial assets. It is not surprising, then, that real estate stocks fared better than the broader market this year.

It is also noteworthy that during the first half of 2006, the yield on the 10-year U.S. Treasury bond increased from 4.4% to 5.1%. During this same period, REITs generated a total return of 12.9%, further confounding the many financial pundits who repeatedly mischaracterize REITs as interest-rate-sensitive stocks in the face of continued evidence to the contrary. While quantitative evidence has shown REITs historically to have had a low long-term correlation to interest rates, that perception still exists.

REIT stocks continued to respond to improving real estate fundamentals in the six months ending June 30. The top-performing sectors for the period were apartment (21.0% total return), office (19.8%) and hotel (17.2%)—the three sectors that benefited most from the real estate recovery.

The apartment sector continued to advance as weakness in the for-sale housing markets continued to accrue to the benefit of apartment owners. The lack of affordability of owned housing in many U.S. markets has forced more households to choose renting as an alternative to buying a home. With reports of more children of baby boomers and an expanding workforce moving into apartments and fewer first-time home buyers moving out, apartment rents accelerated forcefully. Home Properties (39.7%) was the fund's top performer. Education Realty Trust, an owner of student housing, was second, with a total return of 34.6%. Conversely, GMH Communities Trust, another student housing company, was one of the fund's worst performers (–11.8%) as it struggled with company-specific issues.

Office properties benefited from strong corporate profit growth, which typically manifests itself in corporations hiring new employees and filling up office space. Two large transactions in the first half of the year underscored that. In March, the Blackstone Group paid $5.6 billion for CarrAmerica Realty, which had a 31.8% total return year-to-date and was one of the fund's top performers. The price implied a capitalization rate (the unleveraged initial yield) on CarrAmerica's real estate of 6.7%, better than the 7.5% assumed rate that most analysts had been using to value the company.

Then, on June 5, Trizec Properties announced that it was being acquired by Brookfield Properties and the Blackstone Group for $8.9 billion—the largest REIT buyout since General Growth Properties purchased the Rouse

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Company in 2004. The 18% stock price premium offered for Trizec was larger than the average premium in recent quarters, and reiterated to investors that most office REITs were trading at discounts to the value of their underlying office building assets.

The fund's overall performance benefited from its overweight position in the office sector. Other top performers were Equity Office Properties (22.7%) and Brandywine Realty Trust (17.0%), two of the fund's largest holdings. The fund's performance suffered from underweight positions in SL Green Realty (45.0%), Trizec Properties (26.8%) and Boston Properties (23.8%), as these companies do not pay sufficient dividends to meet the fund's income objective.

The hotel sector continued to benefit from strong demand from both the business and leisure travel segments, combined with negligible new construction. The fund benefited from its positions in Diamondrock Hospital (27.1% total return) and Hospitality Properties (13.4%), which were helped by rising occupancies and skyrocketing room rates. Another holding, Strategic Hotels, did not fare as well, advancing only 3.0% as the shares came under pressure in the second quarter from a large and costly equity offering that the company executed to help feed its ongoing acquisition program. The fund's underweight in the hotel sector overall detracted slightly from its relative performance. Here, too, hotel companies on average do not pay high enough dividends to meet the fund's income objective.

The self storage sector (11.3%) took a break from recent strong advances. Our stock selection in this sector detracted from the fund's performance due to positions in Extra Space Storage (8.6%) and U-Store-It (–7.8%), and from not holding Public Storage (13.6%) and Shurgard Storage Center (12.3%).

Manufactured housing, the worst-performing sector (–0.2%), continued to underperform, as the long-awaited recovery remained elusive. Free standing retail (2.6%) turned in a weak, but positive, performance. Regional malls (3.6%) rounded out the worst-performing sectors. Mills Corporation (–34.6%), our worst performer, continued to struggle to meet the obligations of a public company to its shareholders.

The fund's REIT preferreds allocation delivered a 1.3% total return for the six month period, detracting from the fund's overall relative performance. Our strategy is to maintain a position in REIT preferred stocks to help the fund achieve higher current income than a portfolio of only U.S. REIT common stocks (our REIT preferred holdings had a 8.3% yield as of June 30) and to lower its overall volatility. Modest new supply in the REIT preferred space has been met with continued strong demand from income investors. Rapidly improving REIT fundamentals have made REIT preferreds very attractive income vehicles, and we have noted a broadening in the traditional buyer base over the past several quarters. Positive credit ratings agency activities have also helped to support the market.

We expect better performance from REIT preferreds later in the year. Improved performance should follow from a cessation of the Fed rate hike campaign and the economic slowing that we expect will follow. Notably, while we expect the economy to begin to cool, we nonetheless project continued improvements in REIT fundamentals. Hence, credit metrics should continue to improve for some time. One risk continues to be REIT privatization activity, which presents potential for credit downgrades.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Investment Outlook

During the second quarter, as it became apparent that rising inflation was going to require the Fed to slow U.S. GDP growth, the specter of "stagflation" reared its ugly head in the financial press for the first time since the 1970s. Indeed, recent days have marked the first time the market has had to face the combination of accelerating inflation and a potentially slower economy since that economically notorious decade. What might this imply for real estate stocks?

Land, the primary component of real estate that is responsible for the differentiated return that real estate has provided, is a unique asset class. Habitable urban land commands an economic rental payment that is based primarily on the proximity that it provides to other economic activity—that is, its location. Unlike capital and labor—the other two inputs to economic production, whose pricing power erodes further into an economic cycle as excess capacity is created to accommodate expanding demand—land's value has typically continued to increase when the surrounding economic activity has increased, regardless of what happened to the monetary price level. In other words, inflation historically has not harmed land values the way it can harm financial assets like bonds and (other) stocks. Witness the net contraction of REIT multiples during the disinflationary 1980s and 1990s, and the expansion of REIT multiples since deflationary fears evaporated in 2003. Historically, landowners have enjoyed inflationary times. Note that, while the past is not necessarily indicative of future results, since the beginning of the modern REIT era in 1993, REIT stocks on average have increased their dividends at greater levels than the rate of inflation in every single year.

As a result, given our view of the state of relative balance of most real estate markets in the United States, we believe that modest reflation is a net positive for real estate stocks relative to most other financial assets. Of course, galloping inflation would increase uncertainty in the economy and could eventually severely curtail economic growth, which would not help real estate values or the REIT market. However, our belief is that the Federal Reserve knows how to do its job of maintaining relative price stability, and that the imbalances in the economy are manageable and do not represent significant structural impediments to its execution of what we believe will be a typical mid-cycle slowdown.

We are experiencing a transitory overlap of higher inflation and slower economic growth. Without large structural impediments to free-market economic flexibility, these two phenomena are generally incompatible. The Fed's job is to decide which of the two is less harmful to the overall economy. From a real estate standpoint, neither slightly higher inflation nor slightly lower economic growth (we estimate the 2% range) should, in our view, derail the steady real estate recovery that has thus far driven cash flow and dividend growth in the U.S. REIT sector.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview or our investment approach.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

JUNE 30, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Net Assets
1. Brandywine Realty Trust	$9,644,083	5.5%
2. Ventas	9,543,996	5.4
3. Vornado Realty Trust	8,818,520	5.0
4. Macerich Co.	7,546,500	4.3
5. Equity Office Properties Trust	6,980,712	4.0
6. AvalonBay Communities	6,570,828	3.7
7. Mack-Cali Realty Corp.	6,020,112	3.4
8. Health Care Properties Trust	5,802,580	3.3
9. Liberty Property Trust	5,710,640	3.2
10. Nationwide Health Properties (Preferred)	4,700,000	2.7

a  Top ten holdings are determined on the basis of the value of individual securties held.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

		Number of Shares	Value
COMMON STOCK	79.3%
DIVERSIFIED	10.8%
Colonial Properties Trust		89,500	$4,421,300
Entertainment Properties Trust		30,200	1,300,110
iStar Financial		67,400	2,544,350
Lexington Corporate Properties Trust		19,800	427,680
Spirit Finance Corp.		136,800	1,540,368
Vornado Realty Trust		90,400	8,818,520
			19,052,328
HEALTH CARE	12.7%
Health Care Property Investors		217,000	5,802,580
Healthcare Realty Trust		26,200	834,470
Health Care REIT		27,600	964,620
Medical Properties Trust		26,900	296,976
Nationwide Health Properties		157,300	3,540,823
Senior Housing Properties Trust		84,500	1,513,395
Ventas		281,700	9,543,996
			22,496,860
HOTEL	2.9%
Ashford Hospitality Trust		58,500	738,270
DiamondRock Hospitality Co.		99,100	1,467,671
Hospitality Properties Trust		40,500	1,778,760
Strategic Hotels & Resorts		55,500	1,151,070
			5,135,771
MORTGAGE	1.6%
Newcastle Investment Corp.		107,827	2,730,180

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
OFFICE	19.6%
American Financial Realty Trust		86,000	$832,480
Brandywine Realty Trust		299,785	9,644,083
Equity Office Properties Trust		191,200	6,980,712
HRPT Properties Trust		118,100	1,365,236
Kilroy Realty Corp.		27,000	1,950,750
Mack-Cali Realty Corp.		131,100	6,020,112
Maguire Properties		93,000	3,270,810
Reckson Associates Realty Corp.		110,000	4,551,800
			34,615,983
OFFICE/INDUSTRIAL	4.5%
Duke Realty Corp.		63,300	2,224,995
Liberty Property Trust		129,200	5,710,640
			7,935,635
RESIDENTIAL—APARTMENT	15.7%
American Campus Communities		40,369	1,003,170
Apartment Investment & Management Co.		23,100	1,003,695
Archstone-Smith Trust		92,361	4,698,404
AvalonBay Communities		59,400	6,570,828
Camden Property Trust		53,500	3,934,925
Education Realty Trust		68,400	1,138,860
GMH Communities Trust		49,900	657,682
Home Properties		75,800	4,207,658
Mid-America Apartment Communities		35,400	1,973,550
United Dominion Realty Trust		87,300	2,445,273
			27,634,045
SELF STORAGE	1.6%
Extra Space Storage		56,300	914,312
Sovran Self Storage		14,100	716,139
U-Store-It Trust		65,800	1,240,988
			2,871,439

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	9.9%
COMMUNITY CENTER	2.9%
Cedar Shopping Centers		74,100	$1,090,752
Heritage Property Investment Trust		51,300	1,791,396
Inland Real Estate Corp.		55,300	822,864
Urstadt Biddle Properties—Class A		86,600	1,410,714
			5,115,726
REGIONAL MALL	7.0%
Glimcher Realty Trust		95,500	2,369,355
Macerich Co.		107,500	7,546,500
Mills Corp.		67,100	1,794,925
Pennsylvania REIT		17,130	691,538
			12,402,318
TOTAL SHOPPING CENTER			17,518,044
TOTAL COMMON STOCK (Identified cost—$80,506,065)			139,990,285
PREFERRED STOCK	19.7%
DIVERSIFIED	2.3%
Colonial Properties Trust, 8.125%, Series D		14,600	376,534
Colonial Properties Trust, 7.62%, Series E		49,500	1,259,775
Crescent Real Estate Equities Co., 6.75%, Series A (Convertible)		60,500	1,275,340
Digital Realty Trust, 8.50%, Series A		10,700	270,603
Digital Realty Trust, 7.875%, Series B		13,200	313,500
iStar Financial, 7.875%, Series E		25,000	623,750
			4,119,502
HEALTH CARE	3.5%
Health Care REIT, 7.625%, Series F		17,000	427,210
Nationwide Health Properties, 7.677%, Series A		47,000	4,700,000
Windrose Medical Properties Trust, 7.50%, Series A		38,800	977,760
			6,104,970

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
HOTEL	1.7%
Eagle Hospitality Trust, 8.25%, Series A		10,600	$259,170
Strategic Hotels & Resorts, 8.50%, Series A		10,000	254,750
Strategic Hotels & Resorts, 8.25%, Series B		11,000	273,130
Strategic Hotels & Resorts, 8.25%, Series C		70,000	1,743,000
Sunstone Hotel Investors, 8.00%, Series A		22,000	554,400
			3,084,450
INDUSTRIAL	0.3%
EastGroup Properties, 7.95%, Series D		21,000	540,750
OFFICE	3.8%
Alexandria Real Estate Equities, 9.10%, Series B		10,900	275,879
Brandywine Realty Trust, 7.50%, Series C		9,028	222,179
Highwoods Properties, 8.625%, Series A		4,300	4,407,500
HRPT Properties Trust, 8.75%, Series B		52,800	1,372,800
SL Green Realty Corp., 7.625%, Series C		15,000	367,500
			6,645,858
RESIDENTIAL—APARTMENT	2.4%
Apartment Investment & Management Co., 9.375%, Series G		113,200	2,944,332
Apartment Investment & Management Co., 10.00%, Series R		5,100	128,393
Mid-America Apartment Communities, 8.30%, Series H		17,300	439,939
Post Properties, 8.50%, Series A		11,000	640,420
			4,153,084
SELF STORAGE	0.1%
Public Storage, 7.25%, Series I		7,000	173,600
SHOPPING CENTER	5.6%
COMMUNITY CENTER	1.3%
Cedar Shopping Centers, 8.875%, Series A		10,000	262,200
Ramco-Gershenson Property Trust, 9.50%, Series B		11,600	297,656
Saul Centers, 8.00%, Series A		26,800	703,500
Urstadt Biddle Properties, 8.50%, Series C		4,000	424,000
Urstadt Biddle Properties, 7.50%, Series D		24,400	606,828
			2,294,184

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	4.3%
CBL & Associates Properties, 8.75%, Series B		13,000	$660,725
CBL & Associates Properties, 7.75%, Series C		11,000	277,750
Glimcher Realty Trust, 8.125%, Series G		16,000	400,000
Mills Corp., 9.00%, Series B		56,600	1,293,310
Mills Corp., 9.00%, Series C		8,400	193,620
Mills Corp., 8.75%, Series E		14,900	342,998
Pennsylvania REIT, 11.00%, Series A		55,400	3,024,840
Simon Property Group, 8.375%, Series J		13,000	790,400
Taubman Centers, 7.625%, Series H		25,900	644,910
			7,628,553
TOTAL SHOPPING CENTER			9,922,737
TOTAL PREFERRED STOCK (Identified cost—$32,360,377)			34,744,951
		Principal Amount
COMMERCIAL PAPER	0.8%
Citigroup Funding, 4.15%, due 7/3/06 (Identified cost—$1,512,651)		$1,513,000	1,512,651
TOTAL INVESTMENTS (Identified cost—$114,379,093)	99.8%		176,247,887
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%		286,280
NET ASSETS (Equivalent to $19.09 per share based on 9,249,159 shares of common stock outstanding)	100.0%		$176,534,167

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost-$114,379,093)	$176,247,887
Dividends receivable	676,246
Receivable for investment securities sold	11,461
Other assets	19,250
Total Assets	176,954,844
LIABILITIES:
Payable for dividends declared	143,230
Payable to investment advisor	99,059
Payable for investment securities purchased	77,537
Payable to administrator	3,914
Payable for directors' fees	481
Other liabilities	96,456
Total Liabilities	420,677
NET ASSETS applicable to 9,249,159 shares of $0.001 par value common stock outstanding	$176,534,167
NET ASSETS consist of:
Paid-in capital	$106,633,612
Dividends in excess of net investment income	(3,933,451)
Accumulated undistributed net realized gain on investments	11,965,212
Net unrealized appreciation on investments	61,868,794
$176,534,167
NET ASSET VALUE PER SHARE:
($176,534,167 ÷ 9,249,159 shares outstanding)	$19.09
MARKET PRICE PER SHARE	$17.36
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(9.06)%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income	$2,887,653
Interest income	78,521
Total Income	2,966,174
Expenses:
Investment advisory fees	602,472
Reports to shareholders	53,531
Professional fees	48,689
Custodian fees and expenses	19,830
Directors' fees and expenses	19,073
Administration fees	13,945
Transfer agent fees and expenses	12,993
Miscellaneous	24,644
Total Expenses	795,177
Net Investment Income	2,170,997
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	12,053,934
Net change in unrealized appreciation on investments	1,880,831
Net realized and unrealized gain on investments	13,934,765
Net Increase in Net Assets Resulting from Operations	$16,105,762

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005
Change in Net Assets:
From Operations:
Net investment income	$2,170,997	$4,571,252
Net realized gain on investments	12,053,934	17,685,704
Net change in unrealized appreciation on investments	1,880,831	(11,515,369)
Net increase in net assets resulting from operations	16,105,762	10,741,587
Dividends and Distributions to Shareholders from:
Net investment income	(6,104,448)	(4,575,225)
Net realized gain on investments	—	(17,541,636)
Tax return of capital	—	(4,446,725)
Total dividends and distributions to shareholders	(6,104,448)	(26,563,586)
Total increase (decrease) in net assets	10,001,314	(15,821,999)
Net Assets:
Beginning of period	166,532,853	182,354,852
End of period[a]	$176,534,167	$166,532,853

a Includes dividends in excess of net investment income of $3,933,451 and $0, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2006	2005	2004	2003	2002	2001
Net asset value, beginning of period	$18.01	$19.72	$16.99	$13.52	$13.41	$12.35
Income from investment operations:
Net investment income	0.23	0.49 [a]	0.64	0.58	0.64	0.77
Net realized and unrealized gain on investments	1.51	0.67	3.24	3.92	0.43	1.28
Total income from investment operations	1.74	1.16	3.88	4.50	1.07	2.05
Less dividends and distributions to shareholders from:
Net investment income	(0.66)	(0.49)	(0.64)	(0.58)	(0.75)	(0.77)
Net realized gain on investments	—	(1.90)	(0.35)	(0.35)	(0.21)	—
Tax return of capital	—	(0.48)	(0.16)	(0.10)	—	(0.22)
Total from dividends and distributions to shareholders	(0.66)	(2.87)	(1.15)	(1.03)	(0.96)	(0.99)
Net increase (decrease) in net assets	1.08	(1.71)	2.73	3.47	0.11	1.06
Net asset value, end of period	$19.09	$18.01	$19.72	$16.99	$13.52	$13.41
Market value, end of period	$17.36	$18.53	$20.12	$17.74	$14.19	$13.60
Total market value return[b]	(2.90)%[c]	6.25%	20.83%	33.36%	11.53%	23.34%
Total net asset value return[b]	9.86%[c]	5.37%	23.65%	34.05%	7.77%	16.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$176.5	$166.5	$182.4	$157.1	$125.0	$124.1
Ratio of expenses to average daily net assets	0.92%[d]	0.91%	0.92%	0.95%	0.96%	1.18%
Ratio of net investment income to average daily net assets	2.52%[d]	2.56%	3.62%	3.93%	4.59%	5.86%
Portfolio turnover rate	11%[c]	15%	3%	22%	30%	34%

a  Calculated based on the average shares outstanding during the period.

b  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

c  Not annualized.

d  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is maximum total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2006, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the advisor believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the advisor believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim. The fund had no borrowings during the six months ended June 30, 2006.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

For the services under the advisory agreement, the fund pays the advisor an advisory fee, accrued daily and paid monthly, at an annual rate of 0.70% of the fund's average daily net assets.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $547 from the fund for the six months ended June 30, 2006.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2006 totaled $19,586,153 and $18,594,290 respectively.

Note 4. Income Tax Information

As of June 30, 2006, the federal tax cost and net unrealized appreciation were as follows:

Cost for federal income tax purposes	$114,379,093
Gross unrealized appreciation	$62,410,222
Gross unrealized depreciation	(541,428)
Net unrealized appreciation	$61,868,794

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Common Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. At June 30, 2006, the advisor owned 51,989 shares or 0.6% of the fund. During the six months ended June 30, 2006 and the year ended December 31, 2005, there were no transactions in shares of common stock.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2006, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2006. The description of each proposal and number of shares voted are as follows:

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	8,688,528	143,208
Robert H. Steers	8,688,046	143,690
C. Edward Ward, Jr.	8,687,781	143,955

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2006) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
10.51%	15.40%	13.90%	12.42%	(0.30)%	12.69%	13.43%	11.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Thomas N. Bohjalian has been appointed as a portfolio manager of the fund. He joined the investment manager in 2002 and is currently a senior vice president. Prior to joining the investment manager, Mr. Bohjalian was a vice president and REIT analyst for five years at AEW Capital Management.

The Board of Directors of the fund has adopted a new investment policy to allow up to 20% of the funds' assets to be invested in foreign securities. Please note that the fund may be subject to investment risks with respect to foreign securities that are different in some respects from those of domestic issuers, including currency risks, future political and economic developments and possible imposition of foreign withholding taxes. In addition, there may be less publicly available information about a foreign issuer than a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

John E. McLean
Assistant secretary

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Corp.
225 Franklin Street
Boston, MA 02110

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RFI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ Jay J. Chen
	Name:	Jay J. Chen
	Title:	Treasurer (principal financial officer)

Date: August 28, 2006